                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-00005

                        LORD ABBETT AFFILIATED FUND, INC.
                        ---------------------------------
               (Exact name of Registrant as specified in charter)


                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)


           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------


Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/2004
                          ----------

ITEM 1:   REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]


2004
ANNUAL
REPORT

LORD ABBETT
AFFILIATED FUND


FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

LORD ABBETT AFFILIATED FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Affiliated Fund's strategies and performance for the fiscal year ended October 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period from October 31, 2003 through October 31, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

     The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and is commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500(R) Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised its fed funds rate from 1% to 1.25%, and stocks responded positively to the widely-expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

     In October 2004, employment increased by 337,000 jobs, and unemployment remained virtually unchanged. The Consumer Price Index increased 0.5% in October. In addition, the S&P 500(R)(1) gained 1.4% in October, as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. As this twelve-month period ended, investors waited to learn the outcome of the U.S. presidential election.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?

A: For the fiscal year ended October 31, 2004, the Fund returned 11.7%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000(R) Value Index,(2) which returned 15.5% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 5.31%; 5 Years: 3.05% and 10 Years: 11.19%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest detractor from the Fund's performance for the twelve-month period, relative to the benchmark, was stock selection within the utilities sector. A cable and internet services provider was hurt by the failure of a major acquisition bid. Stock selection in healthcare also had a negative impact. A pharmaceutical holding was hurt when new research data prompted the company to voluntarily withdraw a leading arthritis and acute pain medication from the worldwide market.

     Stock selection within the technology sector was the greatest positive contributor to the Fund's performance relative to the benchmark for the fiscal year. A personal computer company outperformed due to its outstanding research and development efforts and its strong pipeline of products. Another technology holding, a global provider of communications and electronic products, contributed favorably based on a reengineering of the company, including a new CEO as well as the introduction of a superior product portfolio in 2004. Stock selection in energy and producer durables, which includes capital goods and industrials, also helped performance. Separately, a global, diversified provider of products and services related to fire and security, electronics, healthcare, engineered products and services, plastics and adhesives performed well because of a company restructuring and renewed focus on core business. In addition, a technology and business services company benefited as well from refocusing on its core business. The Fund also benefited from an underweight position in financial services.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment. Returns for the S&P 500 Index are with dividends reinvested.

(2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment. Returns for the Russell 1000(R) Value Index are with dividends reinvested.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of October 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative funds' performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000(R) Value Index, the S&P 500(R) Index and the S&P 500/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS A SHARES)       THE FUND (CLASS A SHARES) AT    RUSSELL 1000(R)         S&P 500(R)      S&P 500/BARRA
                AT NET ASSET VALUE             MAXIMUM OFFERING PRICE(1)      VALUE INDEX(2)          INDEX(2)       VALUE INDEX(2)
11/1/94              $ 10,000                           $  9,425                 $ 10,000             $ 10,000          $ 10,000
10/31/95             $ 12,046                           $ 11,353                 $ 12,471             $ 12,641          $ 12,302
10/31/96             $ 14,843                           $ 13,990                 $ 15,432             $ 15,685          $ 15,330
10/31/97             $ 18,671                           $ 17,598                 $ 20,553             $ 20,720          $ 19,884
10/31/98             $ 20,589                           $ 19,405                 $ 23,601             $ 25,280          $ 22,218
10/31/99             $ 24,848                           $ 23,420                 $ 27,503             $ 31,767          $ 26,442
10/31/2000           $ 28,608                           $ 26,963                 $ 29,021             $ 33,699          $ 29,002
10/31/2001           $ 25,181                           $ 23,733                 $ 25,579             $ 25,311          $ 23,659
10/31/2002           $ 22,106                           $ 20,835                 $ 23,016             $ 21,489          $ 19,926
10/31/2003           $ 27,427                           $ 25,850                 $ 28,280             $ 25,957          $ 24,872
10/31/2004           $ 30,639                           $ 28,877                 $ 32,649             $ 28,399          $ 28,468

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                       1 YEAR      5 YEARS    10 YEARS  LIFE OF CLASS
           CLASS A(3)   5.31%        3.05%       11.19%           --

           CLASS B(4)   6.94%        3.44%          --          9.73%

           CLASS C(5)  10.97%        3.60%          --          9.72%

           CLASS P(6)  11.60%        4.20%          --          6.77%

           CLASS Y(7)  12.14%        4.64%          --          5.77%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index, particularly that of the S&P 500(R) Index, is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004 is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.
(5) Class C shares commenced operations on August 1, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on December 8, 1997. SEC effective date was November 24, 1997. Performance is at net asset value.
(7) Class Y shares commenced operations on March 27, 1998. Performance is at net asset value.

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 through October 31, 2004).

ACTUAL EXPENSES

     For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 5/1/04 - 10/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING     ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT   PAID DURING
                                               VALUE        VALUE    THE PERIOD+
                                               -----        -----    -----------
                                                                       5/1/04 -
                                               5/1/04     10/31/04     10/31/04
                                               ------     --------     --------
CLASS A
Actual                                       $ 1,000.00  $ 1,038.80     $ 4.25
Hypothetical (5% Return Before Expenses)     $ 1,000.00  $ 1,020.96     $ 4.22

CLASS B
Actual                                       $ 1,000.00  $ 1,034.50     $ 7.57
Hypothetical (5% Return Before Expenses)     $ 1,000.00  $ 1,017.70     $ 7.51

CLASS C
Actual                                       $ 1,000.00  $ 1,034.60     $ 7.57
Hypothetical (5% Return Before Expenses)     $ 1,000.00  $ 1,017.70     $ 7.51

CLASS P
Actual                                       $ 1,000.00  $ 1,038.30     $ 4.77
Hypothetical (5% Return Before Expenses)     $ 1,000.00  $ 1,020.46     $ 4.73

CLASS Y
Actual                                       $ 1,000.00  $ 1,040.60     $ 2.46
Hypothetical (5% Return Before Expenses)     $ 1,000.00  $ 1,022.72     $ 2.44

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.83% for Class A, 1.48% for Class B, 1.48% for Class C, 0.93% for Class P and 0.48% for Class Y) multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).


PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                          %*
Consumer Discretionary        10.26%
Consumer Staples               9.19%
Energy                         7.93%
Financials                    16.18%
Healthcare                     9.81%
Industrials                   15.94%
Information Technology        12.18%
Materials                      8.59%
Short-Term Investments         6.07%
Telecommunication Services     3.04%
Utilities                      0.81%
Total                        100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 95.83%

AEROSPACE & DEFENSE 0.60%

Honeywell
International, Inc.^                                    3,169,251   $    106,740
                                                                    ------------

AIR FREIGHT & COURIERS 1.00%

United Parcel Service,
Inc. Class B^                                           2,259,880        178,937
                                                                    ------------

BEVERAGES 1.98%

Diageo plc ADR^                                         1,242,000         66,795
PepsiCo, Inc.                                           5,806,415        287,882
                                                                    ------------
TOTAL                                                                    354,677
                                                                    ------------

BIOTECHNOLOGY 0.25%

MedImmune, Inc.*^                                       1,549,924         44,049
                                                                    ------------

CHEMICALS 3.68%

E.I. du Pont de
Nemours & Co.                                           6,282,100        269,314
Monsanto Co.^                                           2,273,905         97,209
Potash Corp. of
Saskatchewan, Inc.(a)                                   1,718,700        114,792
Praxair, Inc.^                                          4,192,700        176,932
                                                                    ------------
TOTAL                                                                    658,247
                                                                    ------------

COMMERCIAL BANKS 6.73%

Bank of America Corp.                                   4,254,376        190,554
Bank of New York Co.,
Inc. (The)                                              7,122,312        231,190
Marshall & Ilsley Corp.                                 1,548,580         64,994
Mellon Financial Corp.^                                 8,896,184        257,100
U.S. Bancorp^                                           3,999,590        114,428
Wachovia Corp.^                                         3,334,515        164,091
Wells Fargo & Co.^                                      3,036,205        181,322
                                                                    ------------
TOTAL                                                                  1,203,679
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES 0.80%

Waste
Management, Inc.^                                       5,037,275        143,462
                                                                    ------------

COMMUNICATIONS EQUIPMENT 3.19%

Corning, Inc.*                                          5,917,560   $     67,756
Motorola, Inc.^                                        25,195,840        434,880
Nortel Networks
Corp.*(a)                                              20,085,952         68,092
                                                                    ------------
TOTAL                                                                    570,728
                                                                    ------------

COMPUTERS & PERIPHERALS 4.09%

Apple Computer, Inc.*^                                  6,381,035        335,196
EMC Corp.*^                                            28,062,025        361,158
International Business
Machines Corp.                                            398,700         35,783
                                                                    ------------
TOTAL                                                                    732,137
                                                                    ------------

DIVERSIFIED FINANCIALS 7.69%

Citigroup, Inc.                                         7,186,600        318,869
Goldman Sachs
Group, Inc. (The)                                       1,622,029        159,575
iShares MSCI Japan
Index Fund^                                             5,028,700         49,935
JPMorgan Chase & Co.                                   12,856,715        496,269
MBNA Corp.                                              2,439,547         62,526
Merrill Lynch & Co.,
Inc.^                                                   4,851,995        261,717
Mitsubishi Tokyo
Financial Group,
Inc. ADR                                                3,084,975         26,191
                                                                    ------------
TOTAL                                                                  1,375,082
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.10%

SBC Communications,
Inc.^                                                   7,912,920        199,880
Verizon
Communications, Inc.^                                   9,086,900        355,298
                                                                    ------------
TOTAL                                                                    555,178
                                                                    ------------

ELECTRIC UTILITIES 0.82%

PG&E Corp.*^                                              708,525         22,701
Progress Energy, Inc.^                                  3,007,540        124,212
                                                                    ------------
TOTAL                                                                    146,913
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT 0.80%

Emerson Electric Co.                                    2,225,800   $    142,563
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 0.95%

Solectron Corp.*                                       32,590,821        170,124
                                                                    ------------

ENERGY EQUIPMENT & SERVICES 3.04%

Baker Hughes, Inc.^                                     5,615,280        240,502
GlobalSantaFe Corp.                                     2,372,362         69,985
Schlumberger Ltd.^(a)                                   3,702,715        233,049
                                                                    ------------
TOTAL                                                                    543,536
                                                                    ------------

FOOD & STAPLES RETAILING 1.44%

CVS Corp.                                               2,499,865        108,644
Kroger Co.*^                                            9,830,130        148,533
                                                                    ------------
TOTAL                                                                    257,177
                                                                    ------------

FOOD PRODUCTS 3.70%

Archer-Daniels-
Midland Co.^                                            3,172,353         61,448
H.J. Heinz Co.                                          2,803,135        101,894
Kellogg Co.^                                            3,411,990        146,716
Kraft Foods, Inc.
Class A                                                10,565,672        351,943
                                                                    ------------
TOTAL                                                                    662,001
                                                                    ------------

HEALTHCARE EQUIPMENT & SUPPLIES 1.38%

Baxter Int'l., Inc.                                     7,429,214        228,523
Guidant Corp.^                                            272,900         18,180
                                                                    ------------
TOTAL                                                                    246,703
                                                                    ------------

HEALTHCARE PROVIDERS & SERVICES 1.76%

Cardinal Health, Inc.^                                  3,836,145        179,340
CIGNA Corp.^                                            2,125,440        134,880
                                                                    ------------
TOTAL                                                                    314,220
                                                                    ------------

HOUSEHOLD DURABLES 0.46%

Newell Rubbermaid,
Inc.^                                                   3,833,325         82,646
                                                                    ------------

HOUSEHOLD PRODUCTS 1.50%

Clorox Co.^                                             1,617,697   $     88,326
Kimberly Clark Corp.^                                   3,014,820        179,895
                                                                    ------------
TOTAL                                                                    268,221
                                                                    ------------

INDUSTRIAL CONGLOMERATES 3.61%

General Electric Co.                                   11,932,861        407,149
Tyco Int'l. Ltd.(a)                                     7,679,560        239,219
                                                                    ------------
TOTAL                                                                    646,368
                                                                    ------------

INSURANCE 2.09%

American Int'l.
Group, Inc.^                                            5,253,200        318,922
Hartford Financial
Group, Inc.^                                              927,740         54,254
                                                                    ------------
TOTAL                                                                    373,176
                                                                    ------------

MACHINERY 6.73%

Caterpillar, Inc.                                       1,947,200        156,827
Deere & Co.                                             7,606,669        454,727
Eaton Corp.^                                            3,825,600        244,647
Illinois Tool Works, Inc.^                              1,738,910        160,467
Parker Hannifin Corp.^                                  2,633,101        185,976
                                                                    ------------
TOTAL                                                                  1,202,644
                                                                    ------------

MEDIA 6.91%

Clear Channel
Communications, Inc.                                    6,092,160        203,478
Comcast Corp.
Class A*^                                               9,543,148        277,133
Tribune Co.^                                            4,587,300        198,171
Viacom, Inc. Class B                                    5,071,194        185,048
Walt Disney Co. (The)                                  14,727,515        371,428
                                                                    ------------
TOTAL                                                                  1,235,258
                                                                    ------------

METALS & MINING 2.81%
Alcoa, Inc.^                                            7,950,260        258,383
Newmont Mining Corp.                                    5,143,684        244,428
                                                                    ------------
TOTAL                                                                    502,811
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
MULTI-LINE RETAIL 0.92%

Federated Department
Stores, Inc.^                                             269,918   $     13,617
Target Corp.^                                           2,999,060        150,013
                                                                    ------------
TOTAL                                                                    163,630
                                                                    ------------

OFFICE ELECTRONICS 1.55%

Xerox Corp.*                                           18,759,645        277,080
                                                                    ------------

OIL & GAS 5.06%

Exxon Mobil Corp.^                                     18,365,075        903,929
                                                                    ------------

PAPER & FOREST PRODUCTS 2.27%

International Paper Co.^                               10,527,215        405,403
                                                                    ------------

PERSONAL PRODUCTS 0.75%

Gillette Co.^                                           3,223,675        133,718
                                                                    ------------

PHARMACEUTICALS 6.62%

Abbott Laboratories^                                    1,237,438         52,752
Bristol-Myers
Squibb Co.^                                             3,032,255         71,046
Merck & Co., Inc.                                       3,944,475        123,501
Novartis AG ADR^                                        5,520,555        265,042
Pfizer, Inc.^                                           5,336,119        154,481
Schering-Plough Corp.                                  12,141,475        219,882
Wyeth^                                                  7,496,451        297,234
                                                                    ------------
TOTAL                                                                  1,183,938
                                                                    ------------

ROAD & RAIL 2.73%

Canadian National
Railway(a)                                              2,990,035        161,612
CSX Corp.^                                              3,284,995        119,902
Union Pacific Corp.                                     3,276,003        206,290
                                                                    ------------
TOTAL                                                                    487,804
                                                                    ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 0.92%

Novellus Systems, Inc.*^                                1,704,786   $     44,171
Teradyne, Inc.*                                         2,523,910         41,796
Texas Instruments, Inc.^                                3,233,290         79,054
                                                                    ------------
TOTAL                                                                    165,021
                                                                    ------------

SOFTWARE 1.72%

Microsoft Corp.^                                        9,326,300        261,043
VERITAS Software
Corp.*^                                                 2,110,050         46,168
                                                                    ------------
TOTAL                                                                    307,211
                                                                    ------------

SPECIALTY RETAIL 1.15%

Gap, Inc. (The)                                        10,326,235        206,318
                                                                    ------------

TEXTILES & APPAREL 1.03%

NIKE, Inc. Class B^                                     2,257,585        183,564
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $14,731,105,884)                                                17,134,893
                                                                    ============

SHORT-TERM INVESTMENTS 6.19%

COLLATERAL FOR SECURITIES ON LOAN 2.26%

State Street Navigator Securities
Lending Prime
Portfolio, 1.72%(b)                                   403,846,709        403,847
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)

OCTOBER 31, 2004

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.93%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$242,260,000 of
United States Treasury
Notes at 2.00% due
1/15/2014 and
$409,050,000 of Federal
Home Loan Mortgage
Corp. at 4.65% due
10/10/2013 and
$45,615,000 of Federal
Home Loan Mortgage
Corp. at 2.125% due
11/15/2005 and $20,000
of Federal Home Loan
Mortgage Corp.
at 5.75% due 1/15/2012;
value: $717,826,154;
proceeds: $703,778,293                               $    703,694   $    703,694
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,107,540,559)                                                  1,107,541
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 102.02%
(Cost $15,838,646,443)                                                18,242,434
                                                                    ============
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (2.02%)                                                (360,942)
                                                                    ============
NET ASSETS 100.00%                                                  $ 17,881,492
                                                                    ============

  * Non-income producing security.
  ^ Security (or a portion of security) on loan. See Note 5.
(a) Foreign security traded in U.S. dollars.
(b) Rate shown reflects 7 day yield as of October 31, 2004.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2004

ASSETS:
   Investments in securities, at value (cost $15,838,646,443)                      $ 18,242,434,321
   Receivables:
     Interest and dividends                                                              24,268,344
     Investment securities sold                                                          96,411,062
     Capital shares sold                                                                 27,015,482
   Prepaid expenses and other assets                                                        880,688
---------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                      18,391,009,897
---------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                                            403,846,709
   Payables:
     Investment securities purchased                                                     68,888,332
     Capital shares reacquired                                                           13,807,984
     Management fee                                                                       4,700,491
     12b-1 distribution fees                                                              9,852,826
     Fund administration                                                                    592,441
     Directors' fees                                                                      3,709,922
     To affiliate                                                                            82,984
   Accrued expenses and other liabilities                                                 4,036,253
---------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                    509,517,942
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 17,881,491,955
===================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $ 15,132,664,895
Distributions in excess of net investment income                                         (3,709,922)
Accumulated net realized gain on investments                                            348,749,104
Net unrealized appreciation on investments                                            2,403,787,878
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 17,881,491,955
===================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                     $ 13,790,608,515
Class B Shares                                                                     $  1,424,228,966
Class C Shares                                                                     $  1,457,254,525
Class P Shares                                                                     $    302,388,850
Class Y Shares                                                                     $    907,011,099
OUTSTANDING SHARES BY CLASS:
Class A Shares (1.6 billion shares of common stock authorized, $.001 par value)         988,836,152
Class B Shares (300 million shares of common stock authorized, $.001 par value)         101,915,962
Class C Shares (300 million shares of common stock authorized, $.001 par value)         104,446,611
Class P Shares (200 million shares of common stock authorized, $.001 par value)          21,715,348
Class Y Shares (100 million shares of common stock authorized, $.001 par value)          64,898,295
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                     $          13.95
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                    $          14.80
Class B Shares-Net asset value                                                     $          13.97
Class C Shares-Net asset value                                                     $          13.95
Class P Shares-Net asset value                                                     $          13.93
Class Y Shares-Net asset value                                                     $          13.98
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
Dividends from unaffiliated issuers                                                $    282,275,747
Interest                                                                                  9,421,930
Securities lending-net                                                                      968,943
Foreign withholding tax                                                                  (1,046,312)
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 291,620,308
---------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                           50,856,748
12b-1 distribution plan-Class A                                                          45,265,397
12b-1 distribution plan-Class B                                                          13,691,763
12b-1 distribution plan-Class C                                                          12,915,731
12b-1 distribution plan-Class P                                                           1,153,521
Shareholder servicing                                                                    18,519,394
Professional                                                                                188,505
Reports to shareholders                                                                   1,002,659
Fund administration                                                                       6,654,233
Custody                                                                                     614,094
Directors' fees                                                                             302,329
Registration                                                                                376,150
Subsidy (see Note 3)                                                                        681,280
Other                                                                                     1,332,224
---------------------------------------------------------------------------------------------------
Gross expenses                                                                          153,554,028
   Expense reductions                                                                      (135,741)
---------------------------------------------------------------------------------------------------
NET EXPENSES                                                                            153,418,287
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   138,202,021
===================================================================================================
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in unaffiliated issuers                                427,823,722
Net realized loss on investment in affiliated issuer (see Note 10)                      (40,424,706)
Net change in unrealized appreciation (depreciation) on investments                   1,222,893,355
===================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                      1,610,292,371
===================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $  1,748,494,392
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED          YEAR ENDED
INCREASE IN NET ASSETS                                                             OCTOBER 31, 2004    OCTOBER 31, 2003
OPERATIONS:
Net investment income                                                              $    138,202,021    $    129,291,087
Net realized gain on investments                                                        387,399,016         148,888,869
Net change in unrealized appreciation (depreciation)
   on investments                                                                     1,222,893,355       2,373,953,298
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  1,748,494,392       2,652,133,254
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                             (190,044,003)       (168,906,309)
   Class B                                                                              (11,189,860)        (11,271,869)
   Class C                                                                              (10,471,562)         (8,852,699)
   Class P                                                                               (3,361,062)         (1,873,979)
   Class Y                                                                              (12,996,610)         (8,151,250)
Net realized gain
   Class A                                                                               (1,646,679)       (333,971,436)
   Class B                                                                                 (176,248)        (35,468,501)
   Class C                                                                                 (151,265)        (26,650,798)
   Class P                                                                                  (26,262)         (3,226,274)
   Class Y                                                                                  (84,562)        (10,642,638)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    (230,148,113)       (609,015,753)
=======================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                     3,697,230,204       2,490,553,771
Reinvestment of distributions                                                           186,023,631         490,435,007
Cost of shares reacquired                                                            (1,850,042,392)     (1,416,280,618)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                    2,033,211,443       1,564,708,160
=======================================================================================================================
NET INCREASE IN NET ASSETS                                                            3,551,557,722       3,607,825,661
=======================================================================================================================
NET ASSETS:
Beginning of year                                                                    14,329,934,233      10,722,108,572
-----------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                        $ 17,881,491,955    $ 14,329,934,233
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                   $     (3,709,922)   $     54,821,215
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
                                                      2004             2003           2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
Net asset value, beginning of year                $       12.68    $       10.80  $       13.04   $       16.47   $       16.22
                                                  =============    =============  =============   =============   =============
Investment operations:
   Net investment income(a)                                 .12              .13            .14             .19             .24
   Net realized and unrealized gain (loss)                 1.35             2.36          (1.59)          (1.99)           2.01
                                                  -------------    -------------  -------------   -------------   -------------
     Total from investment operations                      1.47             2.49          (1.45)          (1.80)           2.25
                                                  -------------    -------------  -------------   -------------   -------------
Distributions to shareholders from:
   Net investment income                                   (.20)            (.20)          (.22)           (.24)           (.24)
   Net realized gain                                          -(c)          (.41)          (.57)          (1.39)          (1.76)
                                                  -------------    -------------  -------------   -------------   -------------
     Total distributions                                   (.20)            (.61)          (.79)          (1.63)          (2.00)
                                                  -------------    -------------  -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                      $       13.95    $       12.68  $       10.80   $       13.04   $       16.47
                                                  =============    =============  =============   =============   =============
Total Return(b)                                           11.71%           24.07%        (12.21)%        (11.98)%         15.12%

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense
     reductions                                             .83%             .84%           .85%            .79%            .79%
   Expenses, excluding expense
     reductions                                             .83%             .84%           .85%            .80%            .80%
   Net investment income                                    .92%            1.17%          1.08%           1.28%           1.62%

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $  13,790,608   $  11,322,151   $   8,744,220   $   9,363,248   $  10,309,845
   Portfolio turnover rate                                33.02%          42.58%          59.88%          77.18%          52.27%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
                                                      2004             2003           2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
Net asset value, beginning of year                $       12.70    $       10.81  $       13.06   $       16.49   $       16.23
                                                  =============    =============  =============   =============   =============
Investment operations:
   Net investment income(a)                                 .04              .06            .06             .09             .14
   Net realized and unrealized gain (loss)                 1.34             2.36          (1.61)          (1.99)           2.02
                                                  -------------    -------------  -------------   -------------   -------------
     Total from investment operations                      1.38             2.42          (1.55)          (1.90)           2.16
                                                  -------------    -------------  -------------   -------------   -------------
 Distributions to shareholders from:
   Net investment income                                   (.11)            (.12)          (.13)           (.14)           (.14)
   Net realized gain                                          -(c)          (.41)          (.57)          (1.39)          (1.76)
                                                  -------------    -------------  -------------   -------------   -------------
     Total distributions                                   (.11)            (.53)          (.70)          (1.53)          (1.90)
                                                  -------------    -------------  -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                      $       13.97    $       12.70  $       10.81   $       13.06   $       16.49
                                                  =============    =============  =============   =============   =============
Total Return(b)                                           10.94%           23.29%        (12.85)%        (12.53)%         14.42%

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense
     reductions                                            1.48%            1.50%          1.47%           1.42%           1.44%
   Expenses, excluding expense
     reductions                                            1.48%            1.50%          1.47%           1.43%           1.45%
   Net investment income                                    .27%             .51%           .46%            .62%            .94%

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $   1,424,229   $   1,235,238   $     928,421   $     904,004   $     713,161
   Portfolio turnover rate                                33.02%          42.58%          59.88%          77.18%          52.27%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
                                                      2004             2003           2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
Net asset value, beginning of year                $       12.68    $       10.80  $       13.02   $       16.49   $       16.23
                                                  =============    =============  =============   =============   =============
Investment operations:
   Net investment income(a)                                 .04              .06            .08             .05             .14
   Net realized and unrealized gain (loss)                 1.34             2.35          (1.59)          (1.99)           2.02
                                                  -------------    -------------  -------------   -------------   -------------
     Total from investment operations                      1.38             2.41          (1.51)          (1.94)           2.16
                                                  -------------    -------------  -------------   -------------   -------------
Distributions to shareholders from:
   Net investment income                                   (.11)            (.12)          (.14)           (.14)           (.14)
   Net realized gain                                          -(c)          (.41)          (.57)          (1.39)          (1.76)
                                                  -------------    -------------  -------------   -------------   -------------
     Total distributions                                   (.11)            (.53)          (.71)          (1.53)          (1.90)
                                                  -------------    -------------  -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                      $       13.95    $       12.68  $       10.80   $       13.02   $       16.49
                                                  =============    =============  =============   =============   =============
Total Return(b)                                           10.97%           23.23%        (12.59)%        (12.79)%         14.48%

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense
     reductions                                            1.48%            1.50%          1.32%           1.70%           1.44%
   Expenses, excluding expense
     reductions                                            1.48%            1.50%          1.32%           1.71%           1.45%
   Net investment income                                    .27%             .51%           .61%            .32%            .93%

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $   1,457,255   $   1,036,160   $     692,976   $     555,759   $     331,910
   Portfolio turnover rate                                33.02%          42.58%          59.88%          77.18%          52.27%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
                                                      2004             2003           2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
Net asset value, beginning of year                $       12.66    $       10.78  $       13.02   $       16.45   $       16.19
                                                  =============    =============  =============   =============   =============
Investment operations:
   Net investment income(a)                                 .11              .12            .12             .16             .22
   Net realized and unrealized gain (loss)                 1.35             2.36          (1.58)          (1.97)           2.02
                                                  -------------    -------------  -------------   -------------   -------------
     Total from investment operations                      1.46             2.48          (1.46)          (1.81)           2.24
                                                  -------------    -------------  -------------   -------------   -------------
Distributions to shareholders from:
   Net investment income                                   (.19)            (.19)          (.21)           (.23)           (.22)
   Net realized gain                                          -(c)          (.41)          (.57)          (1.39)          (1.76)
                                                  -------------    -------------  -------------   -------------   -------------
     Total distributions                                   (.19)            (.60)          (.78)          (1.62)          (1.98)
                                                  -------------    -------------  -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                      $       13.93    $       12.66  $       10.78   $       13.02   $       16.45
                                                  =============    =============  =============   =============   =============
Total Return(b)                                           11.60%           24.01%        (12.31)%        (12.07)%         15.11%

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense
     reductions                                             .93%             .95%           .92%            .87%            .89%
   Expenses, excluding expense
     reductions                                             .93%             .95%           .92%            .88%            .89%
   Net investment income                                    .82%            1.06%          1.01%           1.10%           1.30%

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $     302,389   $     178,794   $      82,038   $      35,939   $      12,072
   Portfolio turnover rate                                33.02%          42.58%          59.88%          77.18%          52.27%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
                                                      2004             2003           2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
Net asset value, beginning of year                $       12.70    $       10.82  $       13.07   $       16.50   $       16.25
                                                  =============    =============  =============   =============   =============
Investment operations:
   Net investment income(a)                                 .17              .17            .18             .22             .30
   Net realized and unrealized gain (loss)                 1.35             2.36          (1.59)          (1.97)           2.01
                                                  -------------    -------------  -------------   -------------   -------------
     Total from investment operations                      1.52             2.53          (1.41)          (1.75)           2.31
                                                  -------------    -------------  -------------   -------------   -------------
Distributions to shareholders from:
   Net investment income                                   (.24)            (.24)          (.27)           (.29)           (.30)
   Net realized gain                                          -(c)          (.41)          (.57)          (1.39)          (1.76)
                                                  -------------    -------------  -------------   -------------   -------------
   Total distributions                                     (.24)            (.65)          (.84)          (1.68)          (2.06)
                                                  -------------    -------------  -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                      $       13.98    $       12.70  $       10.82   $       13.07   $       16.50
                                                  =============    =============  =============   =============   =============
Total Return(b)                                           12.14%           24.51%        (11.96)%        (11.64)%         15.52%

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense
     reductions                                             .48%             .50%           .47%            .42%            .44%
   Expenses, excluding expense
     reductions                                             .48%             .50%           .47%            .43%            .46%
   Net investment income                                   1.27%            1.51%          1.46%           1.53%           1.96%

                                                                                 YEAR ENDED 10/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $     907,011   $     557,591   $     274,454   $     215,165   $      57,505
   Portfolio turnover rate                                33.02%          42.58%          59.88%          77.18%          52.27%
===============================================================================================================================

(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company organized in 1934 and reincorporated under Maryland law on November 26, 1975.

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-The Fund may lend securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million          .50%
Next $300 million           .40%
Next $200 million          .375%
Next $200 million           .35%
Over $900 million           .30%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 DISTRIBUTION PLAN
The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEES                                                    CLASS A               CLASS B            CLASS C            CLASS P
---------------------------------------------------------------------------------------------------------------------------
Service                                                     .25%(1)               .25%               .25%               .20%
Distribution                                                .10%(2)               .75%               .75%               .25%

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A.

(2) In addition, until September 30, 2004, the Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares of the Fund. Effective October 1, 2004, Distributor will pay such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was $665,157. This amount will continue to be amortized by the Fund, generally over a two-year period. The Fund collected $29,681 of CDSC's during the fiscal year ended October 31, 2004.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the year ended October 31, 2004:

DISTRIBUTOR          DEALERS'
COMMISSIONS          CONCESSIONS
--------------------------------
$  8,213,458         $  45,291,662

One Director and certain of the Fund's officers have an interest in Lord Abbett.

The Fund and certain other funds managed by Lord Abbett (the "Underlying Funds") have entered into a Servicing Agreement with Balanced Series of Lord Abbett Investment Trust ("Balanced Series") pursuant to which each Underlying Fund pays a portion of the expenses of Balanced Series in proportion to the average daily value of Underlying Fund shares owned by Balanced Series. Amounts paid pursuant to the Servicing Agreement are included in Subsidy on the Statement of Operations.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as distributions of paid-in capital.

On October 21, 2004, a net investment income distribution of $60,460,524 was declared by the Fund. In addition, on November 19, 2004, a short-term capital gain distribution of $25,710,990 and a long-term capital gain distribution of $295,825,224, were declared by the Fund. The distributions were paid on November 23, 2004 to shareholders of record on November 22, 2004.

The tax character of distributions paid during the years ended October 31, 2004 and 2003 are as follows:

                                              10/31/2004         10/31/2003
------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $    228,063,097   $    200,136,442
Net long term capital gains                       2,085,016        408,879,311
------------------------------------------------------------------------------
   Total taxable distributions             $    230,148,113   $    609,015,753
==============================================================================

As of October 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net        $     66,040,455
Undistributed long-term capital gains           295,825,224
-----------------------------------------------------------
Total undistributed earnings               $    361,865,679
Temporary differences                            (3,709,922)
Unrealized gains - net                        2,390,671,303
-----------------------------------------------------------
   Total accumulated earnings - net        $  2,748,827,060
===========================================================

As of October 31, 2004, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                   $ 15,851,763,018
-----------------------------------------------------------
Gross unrealized gain                         2,949,057,616
Gross unrealized loss                          (558,386,313)
-----------------------------------------------------------
   Net unrealized security gain            $  2,390,671,303
===========================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2004, have been reclassified among the components of net assets based on their tax basis treatment as follows:

          DISTRIBUTIONS
           IN EXCESS OF         ACCUMULATED
         NET INVESTMENT        NET REALIZED
                 INCOME                GAIN
-------------------------------------------
           $  31,329,939   $    (31,329,939)

The permanent difference is primarily attributable to the tax treatment of short-term capital gains.

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of October 31, 2004, the value of securities loaned for the Fund is $397,114,451. These loans are collateralized by cash of $403,846,709, which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $415,261 for the year ended October 31, 2004, which are netted against Securities Lending Income on the Statement of Operations. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Fund's participation in the SSB securities lending program.

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004 are as follows:

PURCHASES               SALES
-----------------------------------------
$  7,246,728,377        $   5,248,166,217

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2004.

6.   DIRECTORS' REMUNERATION

The Fund's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. During the fiscal year ended October 31, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the Facility was renewed at an annual fee rate of .08%. As of October 31, 2004, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2004.

9.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10.  TRANSACTIONS WITH AFFILIATED ISSUER

An affiliated issuer is one in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer at any time during the fiscal year. The Fund had the following transactions with an affiliated issuer during the year ended October 31, 2004:

                                                                                                             NET       DIVIDEND
                          BALANCE OF                                  BALANCE OF         VALUE     REALIZED LOSS         INCOME
                         SHARES HELD         GROSS       GROSS       SHARES HELD            AT        YEAR ENDED     YEAR ENDED
AFFILIATED ISSUER      AT 10/31/2003     PURCHASES       SALES     AT 10/31/2004    10/31/2004        10/31/2004     10/31/2004
-------------------------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.      5,945,625     1,240,300  (7,185,925)                -    $        -   $   (40,424,706)     $       -

11.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. These factors can affect Fund performance.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

12.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                                     YEAR ENDED                                      YEAR ENDED
                                                               OCTOBER 31, 2004                                OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------------------------------
                                                 SHARES                  AMOUNT                  SHARES                  AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                                 186,782,525      $    2,513,340,313             144,313,946      $    1,632,410,156
Reinvestment of distributions                11,790,263             155,957,709              37,706,619             411,354,108
Shares reacquired                          (102,877,671)         (1,390,790,407)            (98,730,342)         (1,088,894,839)
-------------------------------------------------------------------------------------------------------------------------------
Increase                                     95,695,117      $    1,278,507,615              83,290,223      $      954,869,425
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                                  16,343,934      $      221,714,546              20,461,545      $      230,700,867
Reinvestment of distributions                   693,511               9,192,411               3,431,912              37,502,812
Shares reacquired                           (12,382,971)           (168,101,874)            (12,491,500)           (137,525,209)
-------------------------------------------------------------------------------------------------------------------------------
Increase                                      4,654,474      $       62,805,083              11,401,957      $      130,678,470
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                                  34,650,798      $      469,193,828              27,433,164      $      311,216,548
Reinvestment of distributions                   448,473               5,938,007               1,896,726              20,699,243
Shares reacquired                           (12,369,171)           (167,643,035)            (11,792,406)           (130,952,342)
-------------------------------------------------------------------------------------------------------------------------------
Increase                                     22,730,100      $      307,488,800              17,537,484      $      200,963,449
-------------------------------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                  13,726,123      $      185,689,280               8,924,945      $      101,342,808
Reinvestment of distributions                   145,732               1,928,799                 201,112               2,204,293
Shares reacquired                            (6,283,485)            (84,986,773)             (2,607,134)            (28,911,513)
-------------------------------------------------------------------------------------------------------------------------------
Increase                                      7,588,370      $      102,631,306               6,518,923      $       74,635,588
-------------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                                  22,864,995      $      307,292,237              19,580,241      $      214,883,392
Reinvestment of distributions                   981,035              13,006,705               1,701,205              18,674,551
Shares reacquired                            (2,848,219)            (38,520,303)             (2,738,625)            (29,996,715)
-------------------------------------------------------------------------------------------------------------------------------
Increase                                     20,997,811      $      281,778,639              18,542,821      $      203,561,228
-------------------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT AFFILIATED FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc., as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 22, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE         PRINCIPAL OCCUPATION                          OTHER
DATE OF BIRTH                        WITH FUND            DURING PAST FIVE YEARS                     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Director since         Managing Partner and Chief        N/A
Lord, Abbett & Co. LLC         1995; Chairman         Investment Officer of Lord
90 Hudson Street               since 1996             Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE         PRINCIPAL OCCUPATION                          OTHER
DATE OF BIRTH                        WITH FUND            DURING PAST FIVE YEARS                     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Director since 1994    Managing General Partner,         Currently serves as director of
Emmerling                                             Bigelow Media, LLC (since         Adelphia Communications, Inc., Crane
Communications                                        2000); Senior Adviser, Time       Co., and Huttig Building Products
41 Madison Ave.,                                      Warner Inc. (1998 - 2000);        Inc.
Suite 3810                                            Acting Chief Executive
New York, NY                                          Officer of Courtroom
Date of Birth: 10/22/1941                             Television Network (1997 -
                                                      1998); President and Chief
                                                      Executive Officer of Time
                                                      Warner Cable Programming,
                                                      Inc. (1991 - 1997).

WILLIAM H.T. BUSH              Director since 1998    Co-founder and Chairman of the    Currently serves as director of
Bush-O'Donnell & Co., Inc.                            Board of the financial advisory   Wellpoint Health Networks Inc. (since
101 South Hanley Road                                 firm of Bush-O'Donnell &          2002), and Engineered Support
Suite 1250                                            Company (since 1986).             Systems, Inc. (since 2000).
St. Louis, MO
Date of Birth: 7/14/1938

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE         PRINCIPAL OCCUPATION                          OTHER
DATE OF BIRTH                        WITH FUND            DURING PAST FIVE YEARS                     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.         Director since 1998    Managing Director of Monitor      Currently serves as director of
Monitor Clipper Partners                              Clipper Partners (since 1997)     Avondale, Inc. and Interstate
Two Canal Park                                        and President of Clipper Asset    Bakeries Corp.
Cambridge, MA                                         Management Corp. (since 1991),
Date of Birth: 10/25/1942                             both private equity investment
                                                      funds.

JULIE A. HILL                  Director since 2004    Owner and CEO of the Hillsdale    Currently serves as director of
1280 Bison                                            Companies, a business             Wellpoint Health Networks Inc.;
Newport Coast, CA                                     consulting firm (1998 -           Resources Connection Inc. & Holcim
Date of Birth: 7/16/1946                              present); Founder, President      (U.S.) Inc.
                                                      and Owner of the Hiram-Hill and
                                                      Hillsdale Development Companies
                                                      (1998 - 2000).

FRANKLIN W. HOBBS              Director since 2000    Former Chief Executive Officer    Currently serves as director of
One Equity Partners                                   of Houlihan Lokey Howard &        Adolph Coors Company.
320 Park Ave.                                         Zukin, an investment bank
New York, NY                                          (January 2002 - April 2003);
Date of Birth: 7/30/1947                              Chairman of Warburg Dillon Read
                                                      (1999 - 2001); Global Head of
                                                      Corporate Finance of SBC
                                                      Warburg Dillon Read (1997 -
                                                      1999); Chief Executive Officer
                                                      of Dillon, Read & Co. (1994 -
                                                      1997).

C. ALAN MacDONALD              Director since 1988    Retired - General Business and    Currently serves as director of H.J.
P.O. Box 4393                                         Governance Consulting (since      Baker (since 2003).
Greenwich, CT                                         1992); formerly President and
Date of Birth: 5/19/1933                              CEO of Nestle Foods.

THOMAS J. NEFF                 Director since 1982    Chairman of Spencer Stuart        Currently serves as director of Ace,
Spencer Stuart                                        (U.S.), an executive search       Ltd. (since 1997) and Hewitt
277 Park Avenue                                       consulting firm (since 1996);     Associates, Inc.
New York, NY                                          President of Spencer Stuart
Date of Birth: 10/2/1937                              (1979 - 1996).

OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                         CURRENT POSITION            LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH FUND              OF CURRENT POSITION                 DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Chief Executive        Elected in 1996                   Managing Partner and Chief Investment
(3/8/1945)                     Officer and President                                    Officer of Lord Abbett (since 1996).

SHOLOM DINSKY                  Executive Vice         Elected in 2001                   Partner and Large Cap Value
(3/24/1944)                    President                                                Investment Manager, joined Lord
                                                                                        Abbett in 2000, formerly Managing
                                                                                        Director of Prudential Asset
                                                                                        Management, prior thereto Director of
                                                                                        Equity Research and Senior Vice
                                                                                        President at Mitchell Hutchins Asset
                                                                                        Management.

KENNETH G. FULLER              Executive Vice         Elected in 2002                   Investment Manager - Large Cap Value,
(4/22/1945)                    President                                                joined Lord Abbett in 2002, formerly
                                                                                        Portfolio Manager and Senior Vice
                                                                                        President at Pioneer Investment
                                                                                        Management, Inc. (1999 - 2002); prior
                                                                                        thereto Principal, Manley, Fuller
                                                                                        Asset Management.

W. THOMAS HUDSON, JR.          Executive Vice         Elected in 1997                   Partner and Investment Manager,
(12/16/1941)                   President                                                joined Lord Abbett in 1982.

ROBERT G. MORRIS               Executive Vice         Elected in 1995                   Partner and Director of Equity
(11/6/1944)                    President                                                Investments, joined Lord Abbett in
                                                                                        1991.

ELI M. SALZMANN                Executive Vice         Elected in 2000                   Partner and Director of Institutional
(3/24/1964)                    President                                                Equity Investments, joined Lord
                                                                                        Abbett in 1997.

TRACIE E. AHERN                Vice President         Elected in 1999                   Partner and Director of Portfolio
(1/12/1968)                                                                             Accounting and Operations, joined
                                                                                        Lord Abbett in 1999.

DANIEL E. CARPER               Vice President         Elected in 1993                   Partner, joined Lord Abbett in 1979.
(1/22/1952)

A. EDWARD OBERHAUS, III        Vice President         Elected in 1996                   Partner and Manager of Equity
(12/21/1959)                                                                            Trading, joined Lord Abbett in 1983.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)


NAME AND                         CURRENT POSITION            LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH FUND              OF CURRENT POSITION                 DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
JAMES BERNAICHE                Chief Compliance       Elected in 2004                   Chief Compliance Officer, joined Lord
(7/28/1956)                    Officer                                                  Abbett in 2001; formerly Chief
                                                                                        Compliance Officer with Credit-Suisse
                                                                                        Asset Management (from 1998).

JOAN A. BINSTOCK               Chief Financial        Elected in 1999                   Partner and Chief Operations Officer,
(3/4/1954)                     Officer and Vice                                         joined Lord Abbett in 1999.
                               President

PAUL A. HILSTAD                Vice President and     Elected in 1995                   Partner and General Counsel, joined
(12/13/1942)                   Secretary                                                Lord Abbett in 1995.

LAWRENCE H. KAPLAN             Vice President and     Elected in 1997                   Partner and Deputy General Counsel,
(1/16/1957)                    Assistant Secretary                                      joined Lord Abbett in 1997.

CHRISTINA T. SIMMONS           Vice President and     Elected in 2000                   Assistant General Counsel, joined
(11/12/1957)                   Assistant Secretary                                      Lord Abbett in 1999, formerly
                                                                                        Assistant General Counsel of
                                                                                        Prudential Investments (1998 to
                                                                                        1999), prior thereto Counsel of
                                                                                        Drinker, Biddle & Reath LLP, a law
                                                                                        firm.

BERNARD J. GRZELAK             Treasurer              Elected in 2003                   Director of Fund Administration,
(6/12/1971)                                                                             joined Lord Abbett in 2003, formerly
                                                                                        Vice President, Lazard Asset
                                                                                        Management LLC (2000 - 2003), prior
                                                                                        thereto Manager of Deloitte & Touche
                                                                                        LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSEHOLDING

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Fund's Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

   TAX INFORMATION

   All of the ordinary income distribution paid by the Fund during fiscal 2004 is qualifying dividend income. For corporate shareholders, all of the ordinary income distribution qualified for the dividends received deduction.

   Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2004, $2,085,016 represents long-term capital gains.

[LORD ABBETT(R) LOGO]


           This report when not used for the general
        information of shareholders of the Fund, is to          Lord Abbett Affiliated Fund, Inc.
        be distributed only if preceded or accompanied
                 by a current Fund prospectus.

       Lord Abbett Mutual Fund shares are distributed by                                                        LAA-2-1004
                  LORD ABBETT DISTRIBUTOR LLC                                                                      (12/04)

ITEM 2:   CODE OF ETHICS.

     (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended October 31, 2004 (the "Period").

     (b)  Not applicable.

     (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

     (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

     (e)  Not applicable.

     (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2004 and 2003 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                           FISCAL YEAR ENDED:
                                                           2004          2003
Audit Fees {a}                                         $    47,000    $   45,000
Audit-Related Fees {b}                                       2,270         3,060
                                                       -------------------------

Total audit and audit-related fees                          49,270        48,060
                                                       -------------------------

Tax Fees {c}                                                11,180        10,602
All Other Fees {d}                                             -0-         4,664
                                                       -------------------------
    Total Fees                                         $    60,450    $   63,326
                                                       -------------------------

----------
     {a} Consists of fees for audits of the Registrant's annual financial statements.

     {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

     {c} Fees for the fiscal year ended October 31, 2004 and 2003 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

     {d} Consists of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

               - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
               - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended October 31, 2004 and 2003 were:

                                                           FISCAL YEAR ENDED:
                                                           2004          2003
All Other Fees {a}                                     $    81,900    $   75,000

----------
     {a} Fees for the fiscal years ended October 31, 2004 and 2003 consist of fees of $81,900 and $75,000, respectively, for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended October 31, 2004 and 2003 were:

                                                          FISCAL YEAR ENDED:
                                                          2004           2003
All Other Fees {b}                                     $       -0-    $   11,378

----------
     {b} Fees for the fiscal year ended October 31, 2003 represent fees for testing of Anti-Money Laundering Compliance.

(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6:   SCHEDULE OF INVESTMENTS.
          NOT APPLICABLE.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9:   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Not Applicable

ITEM 10:  CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

     (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11:  EXHIBITS.
     (a)(1) Amendments to Code of Ethics - Not applicable.

     (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99. CERT.

     (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LORD ABBETT AFFILIATED FUND, INC.

                                      /s/ Robert S. Dow
                                      ----------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President

                                      /s/ Joan A. Binstock
                                      ----------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: December 22, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      LORD ABBETT AFFILIATED FUND, INC.

                                      /s/ Robert S. Dow
                                      ----------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President

                                      /s/ Joan A. Binstock
                                      ----------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: December 22, 2004